                    COMMONWEALTH TELEPHONE ENTERPRISES INC

                                   EXECUTIVE

                              STOCK PURCHASE PLAN

             As Amended and Restated, Effective December 21, 1998


          1.  Purpose. The purpose of the Commonwealth Telephone Enterprises
              -------
Inc. Executive Stock Purchase Plan is to strengthen the mutuality of interests between executives and shareholders. The Plan offers certain executives of Commonwealth Telephone Enterprises Inc. and its affiliated companies the opportunity to defer the receipt of a portion of their compensation on a pre-tax basis and to have the deferred amounts reflect the value of the common stock of Commonwealth Telephone Enterprises Inc.. Further, Commonwealth Telephone Enterprises Inc. will credit matching contributions equal to 100% of the executive's deferrals. Subject to certain limitations as described herein, matching contributions will be credited to executives' matching accounts in the form of hypothetical shares of Common Stock of Commonwealth Telephone Enterprises Inc.. Subject to executives' elections regarding the timing of payment, a number of shares of Common Stock of Commonwealth Telephone Enterprises Inc. equal to the number of hypothetical share units credited to the executive's matching contribution account will be paid to the executive if he or she remains an employee for three years following the purchase. The Plan, as amended and restated, effective December 21, 1998, shall apply only to Participants who are credited with service to the Company on or after December 21, 1998. The Plan as in effect immediately preceding the amendment and restatement of the Plan, effective December 21, 1998 shall continue to apply to Participants who are not credited with service to the Company after December 20, 1998.

          2.  Definitions. Unless the context otherwise requires, the following
              -----------
words as used herein shall have the following meanings:

     "Account" means the Deferral Account, the Matching Account and the
      -------
Distribution Account, which are bookkeeping accounts established pursuant to the Plan and maintained in the names of the respective Participants, to which all amounts deferred and earnings allocated under the Plan shall be credited, and from which all amounts distributed under the Plan shall be debited.

     "Administrator" means the Company or any person or entity to which the
      -------------
Board delegates this function under Section 10.

     "Affiliated Company" means each corporation, 100% of the stock of which is
      ------------------
owned, directly or indirectly, by the Company.

     "Annual Compensation" shall mean, with respect to any Eligible Employee in
      -------------------
any calendar year, the sum of (i) such Eligible Employee's annual base salary for such year plus (ii) the short term bonus received by such Eligible Employee in respect of Company performance


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                                                                       EXHIBIT A

during such year. The Administrator shall have the sole discretion to determine an Eligible Employee's Annual Compensation as of any relevant time in accordance with the provisions of the Plan.

     "Applicable Dividends" means, with respect to a Share Unit, the aggregate
      --------------------
number of Share Units credited to a Participant's Account under Section 5.3 (or to a Participant's Matching Account under Section 6, as applicable) as the result of a dividend paid by the Company in respect of Shares.

     "Applicable Election Date" means the following:
      ------------------------

          (a) except as provided in (b), with respect to the deferral of base compensation earned during any payroll period, December 31 of the calendar year immediately preceding the commencement of such payroll period;

          (b) with respect to the deferral of base compensation earned during any payroll period in the first calendar year for which an Employee is an Eligible Employee, the first day of the first calendar quarter following his or her becoming an Eligible Employee, provided that the Applicable Election Date with respect to the deferral of such base compensation earned by an Employee who is an Eligible Employee as of the Effective Date shall be the Effective Date;

          (c) with respect to any short term bonus, December 31 of the calendar year immediately preceding the calendar year in which the bonus is payable; and

          (d) with respect to accumulated balances of an Account:

              (i) except as otherwise provided in (ii) below, by June 30 of the calendar year preceding the calendar year in which all or any portion of the Account would be distributable; and

              (ii) for accumulated Account balances that, but for an executive's further deferral election, would be distributable in 1998 or 1999, within 10 days of the adoption of this amendment and restatement of the Plan;

provided that except as otherwise provided in Section 7, the date for payment of any amount attributable to an election made pursuant to an Election Form with respect to accumulated balances shall not be earlier than the first day of the second calendar year beginning after the date such portion of the Account would have been payable but for such election.

     "Board" means the board of directors of the Company.
      -----

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     "Change in Control" means:
      -----------------

          (a) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than Level 3 Telecom Holdings, Inc. and any affiliate of Level 3 Telecom Holdings, Inc., of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (i) the then outstanding Shares or (ii) the combined voting power of the Company's then outstanding voting securities;

          (b) Effective upon the consummation of any such transaction, approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation, do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or

          (c) The replacement of more than 50% of the members of the Board with persons who were not nominated or otherwise designated by the remaining members of the Board.

     "CMI" means Cable Michigan, Inc., a Pennsylvania corporation.
      ---

     "CMI Share Unit" means a hypothetical share of Common Stock of CMI, par
      --------------
value $1.00, credited to Participant's CMI Distribution Account.

     "Company" means Commonwealth Telephone Enterprises Inc., a Pennsylvania
      -------
corporation; provided that for purposes of the definition of the term "Change in Control," the term "Company" shall also mean CMI or RCN, as applicable.

     "Deferral Account" means the bookkeeping account established by the
      ----------------
Administrator for each Participant to reflect the Share Units credited with respect to such Participant pursuant to Section 5.

     "Deferral Date" means the date or dates on which base compensation, short
      -------------
term bonus or an accumulated Account balance to which any Election Form relates would otherwise have been paid.

     "Disability" means a disability with respect to which a Participant is
      ----------
eligible for and receiving benefits under a long-term disability program sponsored by the Company or an Affiliated Company.

     "Distribution" means the distribution by C-TEC Corporation to its
      ------------
stockholders of Shares (the "Distribution"), effective as of October 1, 1997.

     "Distribution Account" means the bookkeeping account established for each
      --------------------
Participant to reflect the Share Units, the CMI Share Units and the RCN Share Units credited with respect to each individual who was a Participant in the C-TEC Corporation Executive Stock Purchase Plan immediately preceding the Distribution and who, immediately after the Distribution, was an employee of the Company.

     "CMI Distribution Account" means the portion of the Distribution Account to
      ------------------------
which are credited CMI Share Units which were deemed credited to the Participant's Distribution Account as of the Distribution, plus additional CMI Share Units thereafter credited in accordance with Section 4.4.

     "RCN Distribution Account" means the portion of the Distribution Account to
      ------------------------
which are credited RCN Share Units which were deemed credited to the Participant's Distribution Account as of the Distribution, plus additional RCN Share Units thereafter credited in accordance with Section 4.5.

     "RCN Distribution Account" means the portion of the Distribution Account to
      ------------------------
which are credited Share Units which were deemed credited to the Participant's Distribution Account as of the Distribution, plus additional Share Units thereafter credited in accordance with Sections 5 and 6.

     "Dividend Payment Date" means the date on which a dividend is paid by the
      ---------------------
Company with respect to Shares.

     "Effective Date" means October 1, 1997.  The effective date of this
      --------------
amendment and restatement of the Plan is December 21, 1998.

     "Election Form" means the election form described in Section 5.5.
      -------------

     "Eligible Employee" means an Employee who is designated by the Board as
      -----------------
eligible to participate in the Plan and who has completed one full calendar quarter of employment with the Company or an Affiliated Company, provided, however, that the Board may, in its sole discretion, designate as Eligible Employees and Participants, persons who were active participants in the C-TEC Corporation Executive Stock Purchase and who in respect of such participation were granted Share Units hereunder in connection with the Distribution.

     "Employee" means an employee of the Company or an Affiliated Company.
      --------

     "Entry Date" means, for any Eligible Employee, the first day of the first
      ----------
calendar quarter following his or her becoming an Eligible Employee, provided that the Entry Date of any Employee who is an Eligible Employee as of the Effective Date shall be the Effective Date.

     "Fair Market Value" of a Share on any given day means:
      -----------------

          (a) The closing price per Share on the national securities exchange on which the Shares are principally traded on the next preceding date on which there was a sale of Shares on such exchange; or

          (b) If the Shares are not listed or admitted to trading on any such exchange, the closing price per Share on the Nasdaq National Market on the next preceding date on which there was a sale of Shares, or if such closing price is not available, the average of the highest reported bid and lowest reported asked prices per Share as reported by NASDAQ on the next preceding date on which such bid and asked prices were reported; or

          (c) If the Shares are not then listed on any securities exchange or prices therefor are not then quoted in NASDAQ, the value determined by the Administrator in good faith.

     "Fund" means the fund maintained under the Trust Agreement.
      ----

     "Matching Account" means the bookkeeping account established by the
      ----------------
Administrator for each Participant to reflect Share Units credited pursuant to
Section 6.

     "Participant" means any Eligible Employee or former Eligible, Employee who
      -----------
has elected to participate in the Plan as described in Section 4, or who has an undistributed amount credited to a Deferral Account or a Matching Account or who was issued Share Units hereunder in connection with the Distribution.

     "Plan" means Commonwealth Telephone Enterprises Inc. Executive Stock
      ----
Purchase Plan, as set forth herein, and as amended from time to time.

     "Pre-Tax Contribution" means the amount of a Participant's contribution to
      --------------------
the Plan as determined under Section 5.1, reduced by any applicable employment taxes.

     "Purchase Date" means, with respect to a Deferral Date or a Dividend
      -------------
Payment Date, the date or dates on which the Trustee purchases Shares to reflect the Pre-Tax Contributions made on such Deferral Date or the dividends paid on such Dividend Payment Date. The Trustee may purchase Shares from the Company or on the open market.

     "RCN" means RCN Corporation, a Delaware corporation.
      ---

     "RCN Share Unit" means a hypothetical share of Common Stock of RCN, par
      --------------
value $1.00, credited to Participant's RCN Distribution Account.

     "Share Units" means units credited to a Participant's Deferral Account
      -----------
under Sections 5.2 and 5.3 and units credited to a Participant's Matching Account under Section 6.

     "Shares" means Common Stock of the Company, par value $1.00 per share.
      ------

     "Trust Agreement" means the agreement of trust entered into between the
      ---------------
Company and the Trustee for purposes of the Plan.

     "Trustee" means the individual(s) or corporate trustee appointed as trustee
      -------
under the Trust Agreement.

     "Unforeseeable Emergency" means an unanticipated emergency that is caused
      -----------------------
by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted.

          3.  Shares.  Not more than 400,000 Shares and Share Units in the
              ------
aggregate without duplication, may be issued under the Plan, subject to adjustment as provided in Section 13.2.

          4.  Eligibility to Participate; Initial Credits.
              -------------------------------------------

              4.1.  Eligibility to Participate. Any Eligible Employee shall be
                    --------------------------
eligible to participate in the Plan. An Eligible Employee shall become a Participant by delivering to the Administrator an executed Election Form and such other forms as may be required by the Administrator.

              4.2.  Initial Credits. As of the Distribution, the Distribution
                    ---------------
Account of each individual who was a Participant in the C-TEC Corporation Executive Stock Purchase Plan immediately preceding the Distribution and who, immediately after the Distribution, was an employee of the Company, shall be credited with such number of Share Units, CMI Share Units and RCN Share Units, rounded, in each case to the nearest 0.0001 of a share, equal to the sum of

                    4.2.1. The number of shares of stock of the Company, CMI and RCN that would have been issued in the Distribution if each share unit representing a share of Common Stock of C-TEC Corporation and credited to the Participant's Deferral Account were a bona fide share of Common Stock of C-TEC Corporation; plus

                     4.2.2. The number of shares of stock of the Company, CMI and RCN issuable in the Distribution with respect to such Participant's matching shares credited under the C-TEC Corporation Executive Stock Purchase Plan.

               4.3.  CTE Distribution Account.  Effective immediately after the
                     ------------------------
Distribution, the portion of each Participant's CTE Distribution Account attributable to the Participant's Deferral Account under the C-TEC Corporation Executive Stock Purchase Plan shall be credited to the Participant's Deferral Account. Effective immediately after the Distribution, the portion of each Participant's CTE Distribution Account attributable to matching shares issuable under the C-TEC Corporation Executive Stock Purchase Plan shall be credited to the Participant's Matching Account, provided that such Matching Share Units shall be subject to forfeiture pursuant to Section 6, based on the lapse of time from the date of the Participant's deferral election as of which the matching shares to which such Matching Shares are attributable were credited pursuant to the C-TEC Corporation Executive Stock Purchase Plan. In all respects thereafter, the value of the portion of the CTE Distribution Account credited to the Deferral Account shall be determined as if it were invested and reinvested as part of the Deferral Account pursuant to Section 5, and the value of the portion of the CTE Distribution account credited to the Matching Account shall be determined as if it were invested and reinvested as part of the Matching Account pursuant to Section 6.

               4.4.  CMI Distribution Account.  In all respects commencing
                     ------------------------
immediately after the Distribution, the value of the portion of the CMI Distribution Account attributable to the Participant's Deferral Account under the C-TEC Corporation Executive Stock Purchase Plan shall be determined as if it were invested and reinvested as part of the Deferral Account pursuant to Section
5.2 and Section 5.3, and the value of the portion of the CMI Distribution Account attributable to matching shares under the C-TEC Corporation Executive Stock Purchase Plan shall be determined as if it were invested and reinvested as part of the Matching Account pursuant to Section 6; provided, however, that for purposes of this Section 4.4, each reference to the Company and to Shares shall be deemed to be a reference to CMI and shares of Common Stock of CMI, and provided further, provided that the value of the portion of the CMI Distribution Account attributable to matching shares under the C-TEC Corporation Executive Stock Purchase Plan shall be subject to forfeiture pursuant to Section 6, of the Participant's deferral election as of which the matching shares to which such Matching Shares are attributable were credited pursuant to the C-TEC Corporation Executive Stock Purchase Plan.

               4.5.  RCN Distribution Account. In all respects commencing
                     ------------------------
immediately after the Distribution, the value of the portion of the RCN Distribution Account attributable to the Participant's Deferral Account under the C-TEC Corporation Executive Stock Purchase Plan shall be determined as if it were invested and reinvested as part of the Deferral

Account pursuant to Section 5.2 and Section 5.3, and the value of the portion of the RCN Distribution Account attributable to matching shares under the C-TEC Corporation Executive Stock Purchase Plan shall be determined as if it were invested and reinvested as part of the Matching Account pursuant to Section 6; provided, however, that for purposes of this Section 4.4, each reference to the Company and to Shares shall be deemed to be a reference to RCN and shares of Common Stock of RCN, and provided further, provided that the value of the portion of the RCN Distribution Account attributable to matching shares under the C-TEC Corporation Executive Stock Purchase Plan shall be subject to forfeiture pursuant to Section 6, of the Participant's deferral election as of which the matching shares to which such Matching Shares are attributable were credited pursuant to the C-TEC Corporation Executive Stock Purchase Plan.

               5.  Pre-Tax Contributions.
                   ---------------------

                   5.1.  Election to Participate.
                         -----------------------

                         5.1.1.  Deferral of Base Compensation.  An Eligible
                                 -----------------------------
Employee may elect to receipt of all or a portion (in whole percentages) of his or her base compensation payable by the Company or an Affiliated Company attributable to any payroll period beginning on or after the Entry Date by executing an Election Form and filing it with the Administrator on or before the Applicable Election Date. Deferrals by any Eligible Employee pursuant to this
Section 5.1.1 shall not exceed 20% of such Eligible Employee's projected base compensation for the year in question, as determined by the Administrator from time to time. Subject to the foregoing, each Eligible Employee shall specify on such Election Form the schedule of Deferral Dates on which such aggregate amount is to be withheld and contributed to the Plan.

                         5.1.2.  Deferral of Bonus.  Subject to Section 5.1.3,
                                 -----------------
an Eligible Employee may elect to defer receipt of all or a portion (in whole percentages) of his or her short term bonus payable by the Company or an Affiliated Company on or after the Entry Date by executing an Election Form and filing it with the Administrator on or before the Applicable Election Date.

                         5.1.3.  Limitations on Pre-Tax Contributions.  An
                                 ------------------------------------
Eligible Employee's Pre-Tax Contribution under Sections 5.1.1 and 5.1.2 for any calendar year shall not exceed 20% of such Eligible Employee's Annual Compensation for such year. The Administrator shall adjust the Eligible Employee's Pre-Tax Contributions as it determines necessary to meet the requirements of this Section 5.1.3.

                   5.2.  Crediting Accounts.  On any Purchase Date, but as of
                         ------------------
the applicable Deferral Date, the Company shall credit each Participant's Deferral Account with a number of Share Units, rounded to the nearest 0.0001 of a Share, determined as follows:

                    5.2.1. an amount, rounded down to the next lowest whole number, obtained by dividing:

                            5.2.1.1. the amount of all Participants' Pre-Tax
Contributions attributable to such Deferral Date that is invested on such Purchase Date; by

                            5.2.1.2. the average per Share cost paid by the
Trustee on such Purchase Date with respect to such Deferral Date; provided, however, that if the Trustee purchases (or notionally purchases) the Shares from the Company, the Trustee's average per Share cost, for purposes of this Section 5.2, shall be the Fair Market Value per Share on such Deferral Date;

                    5.2.2.  multiplied by a fraction:

                            5.2.2.1. the numerator of which is the Participant's
Pre-Tax Contribution attributable to such Deferral Date; and

                            5.2.2.2. the denominator of which is all
Participants' Pre-Tax Contributions attributable to such Deferral Date.

               5.3. Crediting of Dividends to Accounts.
                    ----------------------------------

                    5.3.1.  Cash Dividends.  If the Company pays a cash
                            --------------
dividend with respect to Shares, then as of the Dividend Payment Date, the Company shall credit each Participant's Deferral Account with a number of Share Units determined as follows:

                             5.3.1.1. an amount, rounded to the nearest 0.0001
of a Share, obtained by dividing

                             5.3.1.1.1. the amount of the dividend paid on such
Dividend Payment Date with respect to a Share multiplied by the number of Share Units credited to all Participants' Accounts on the record date for such Dividend; by

                             5.3.1.1.2. the average per Share cost paid by the
Trustee on the Purchase Date with respect to such Dividend Payment Date; provided, however, that if the Trustee purchases (or notionally purchases) the
--------
Shares from the Company, the Trustee's average per Share cost, for purposes of this Section 5.3, shall be the Fair Market Value per Share on such Dividend Payment Date;

                         5.3.1.2.   multiplied by a fraction:

                         5.3.1.2.1. the numerator of which is the number of
Share Units credited to the Participant's Deferral Account on the record date for such Dividend; and

                         5.3.1.2.2. the denominator of which is the number of
Share Units credited to all Participants' Accounts on the record date for such Dividend.

                 5.3.2.  Share Dividends.  If the Company pays a dividend
                         ---------------
with respect to Shares in the form of additional Shares, then as of the Dividend Payment Date, the Company shall credit each Participant's Deferral Account with a number of Share Units equal to the product of:

                         5.3.2.1.  the Share Units credited to the Participant's
Deferral Account on the record date for such Dividend; and

                         5.3.2.2.  the number of Shares payable as a dividend
for each outstanding Share.

                 5.3.3.  Extraordinary Dividends.  Except as set forth in
                         -----------------------
Sections 5.3.1 and 5.3.2, dividends and distributions in respect of Shares shall be treated in accordance with Section 13.2.

           5.4.  Treatment of Excess Cash.  An amount representing the
                 ------------------------
amount received by the Trustee under Section 5.6.1 and not used to purchase Shares shall be allocated in any reasonable manner by the Administrator, including, but not limited to, allocating such amounts as of the next Deferral Date among Participants' Deferral Accounts pro-rata or in proportion to Participant's Pre-Tax Contributions attributable to such Deferral Date. Amounts shall be allocated to the purchase of Shares in the order in which received by the Trustee.

           5.5.  Election Form.  Each Election Form shall be in form and
                 -------------
substance satisfactory to the Administrator, and shall set forth:

                 5.5.1. the amount of base compensation and/or short term bonus to be deferred and the Deferral Date(s) on which such deferrals are to be effected, subject to Section 5.1.3;

                                                                       EXHIBIT A

                         5.5.2.  the date on which distributions shall commence
under Section 7;

                         5.5.3.  if distributions are to commence under Section
7, whether such distributions will be a single sum or in installments; and

                         5.5.4.  the beneficiary or beneficiaries to whom
benefits should be paid in the event of the Participant's death.

          An Election Form providing for the deferral of all or a portion of base compensation or short term bonus shall remain in effect until revoked or replaced by a new Election Form.

                    5.6. Funding.
                         -------

                         5.6.1.  On or as soon as administratively practicable
following each Deferral Date, an amount equal to the amount deferred by all Participants shall be paid by the Company to the Trustee, and shall thereafter be held by the Trustee in accordance with the terms of the Trust Agreement.

                         5.6.2.  Amounts contributed to the Trustee under the
Trust Agreement and assets purchased with such amounts shall be subject to the claims of the Company's creditors and creditors of Affiliated Companies.

                         5.6.3.  To the extent that any benefits provided under
the Plan are actually paid from the Fund, the Company shall have no further obligation with respect to such benefits.

                         5.6.4.  Except as provided in Section 5.6.1, neither
the Company nor any Affiliated Company shall be required to segregate or physically to set aside any funds or asset to satisfy any right to payment of amounts credited to any Deferral Account. Neither a Participant, nor any beneficiary nor any other person shall be deemed to have any property interest, legal or equitable, in any specific asset of the Company or any Affiliated Company or of the Fund with respect to any right to payment of any amount pursuant Section 5. To the extent that any person acquires any right to receive payments under the Plan of an amount credited to an Account, such right to payment shall be no greater than, nor shall it have any preference or priority over, the rights, of any unsecured general creditor of the Company or any Affiliated Company.

                    5.7.  Voting Rights.  Share Units represent a hypothetical
                          -------------
number of shares for bookkeeping purposes only. Accordingly, Participants shall have no voting rights or any other rights of a shareholder with respect to such Share Units.

                    5.8.  Unforeseeable Emergency.  In the event of an
                          -----------------------
Unforeseeable Emergency as determined by the Administrator, a Participant may receive a lump sum payment in an amount necessary to meet the emergency, but not in excess of the amount credited to his Deferral Account. Such amount shall be paid in Shares, and the Participant's Deferral Account shall be debited accordingly.

                    5.9.  Beneficiary Designation.  Each Participant shall
                          -----------------------
designate on his or her Election Form the beneficiary or beneficiaries who shall receive payments of Shares under Section 7 upon the Participant's death. A Participant may amend any beneficiary designation by filing a written amendment thereof with the Administrator. If the Participant has not made an effective beneficiary designation, or if the designated beneficiary predeceases the Participant, the Participant's beneficiary shall be the Participant's estate.

                    5.10. Cash Entitlement Only. Any provision of this Plan to
                          ---------------------
the contrary notwithstanding, unless and until such time as the Plan is approved by the shareholders of the Company, a Share Unit credited under this Section 5 shall represent only the right to be paid in cash the Fair Market Value of a Share at the time otherwise herein provided for such payment.

                    5.11. Non Pro Rata Deferrals.  Notwithstanding any other
                          ----------------------
provision of this Section 5, with respect to the payment under Section 7 of any Excess Share Units, as hereinafter defined, the Administrator in its sole discretion may distribute, in lieu of one Share or the Fair Market Value thereof, an amount in cash equal to the value per Share used for purposes of Sections 5.2.1.2 and 5.3.1.1.2 in crediting such Excess Share Unit to the applicable Deferral Account. For purposes of this Section 5.11, "Excess Share Units" shall mean that number of Share Units credited to such Deferral Account in excess of the number of Share Units that would have been so credited had the Participant elected a "Pro Rata Deferral"; and a "Pro Rata Deferral" shall mean a deferral on any Deferral Date of a percentage of base compensation not in excess of 20%.

                    6.  Matching Contributions.
                        ----------------------

                        6.1.  Matching Share Unit Credits.  As of each Deferral
                              ---------------------------
Date, the Company shall credit to each Participant's Matching Account, Share Units equal to the number of whole Share Units standing to the credit of such Participant's Deferral Account under Section 5.2 as of such Deferral Date (less any Share Units in respect of which Shares have previously been issued under this Section 6.1). All Shares issued under this Section shall be subject to forfeiture as provided in Section 6.2. The number and value of Matching Share Units credited to each Participant's Matching Account shall be determined as if it were invested and reinvested on the same basis as the Deferral Account pursuant to Section 5.

                        6.2.  Forfeiture of Matching Share Units.  Shares
                              ----------------------------------
credited to Participants' Matching Accounts under Section 6.1 shall be subject to the following terms:

                              6.2.1.  If the Participant terminates employment
with the Company and all Affiliated Companies, RCN or CMI, as the case may be, prior to the lapse of 12 consecutive full calendar quarters following the date as of which Share Units are credited under Section 6.1, other than due to death or disability, the Participant shall forfeit all rights to the Shares and the Shares shall be released forfeited from the Participant's Matching Account. Share Units credited to a Participant's Matching Account shall vest if the Participant remains employed by the Company or any Affiliated Company, RCN or CMI, as the case may be, until the lapse of 12 consecutive full calendar quarters following the date as of which such Share Units are credited under
Section 6.1, or if earlier, upon (i) a Change in Control or (ii) the Participant's termination of employment with the Company and all Affiliated Companies, RCN or CMI, as the case may be, due to death or disability.

                              6.2.2.  Share Units credited to Participants'
Matching Accounts represent a hypothetical number of Shares, for bookkeeping purposes only. Accordingly, Participants shall have no voting rights or any other rights of a shareholder with respect to such Share Units. Notwithstanding the foregoing, however, the Company may, but shall not be required to, establish a procedure pursuant to which a Participant may direct the Trustee regarding the voting of a number of Shares held pursuant to the Trust Agreement equal to the number of Share Units credited to the Participant's Matching Account.

                    7.  Commencement and Form of Distribution.  Amounts
                        -------------------------------------
representing Share Units credited to a Participant's Account shall be distributed as follows:

                        7.1.  Commencement Date.
                              -----------------

                              7.1.1.  In General.  Subject to Sections 7.1.2
                                      ----------
and 7.3, as soon as administratively practicable following the earlier of (i) the Participant's termination of employment with the Company and all Affiliated Companies, RCN or CMI, as the case may be, or (ii) the date or dates designated by the Participant in his or her Election Form (which shall not be earlier than following the lapse of 12 consecutive full calendar quarters following the applicable Deferral Date), the Company shall commence to issue or pay to the
Participant:

                                      7.1.1.1.  A number of Shares equal to
the number of whole Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional Share Units if no subsequent distribution dates are anticipated;

                                      7.1.1.2.  A number of shares of Common
Stock of CMI equal to the number of whole CMI Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional CMI Share Units if no subsequent distribution dates are anticipated; and

                                      7.1.1.3.  A number of shares of Common
Stock of RCN equal to the number of whole RCN Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional RCN Share Units if no subsequent distribution dates are anticipated.

                              7.1.2.  Change in Control.
                                      -----------------

                                      7.1.2.1.  As soon as administratively
practicable following a Change in Control of the Company, the Company shall commence to issue or pay to the Participant a number of Shares equal to the number of whole Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional Share Units, or, as determined by the Administrator, cash having a value equal to the value of the Participant's Account.

                                      7.1.2.2.  As soon as administratively
practicable following a Change in Control of CMI, the Company shall commence to issue or pay to the Participant a number of shares of Common Stock of CMI equal to the number of whole CMI Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional CMI Share Units, or, as determined by the Administrator, cash having a value equal to the value of the Participant's Account.

                                      7.1.2.3.  As soon as administratively
practicable following a Change in Control of RCN, the Company shall commence to issue or pay to the Participant a number of shares of Common Stock of RCN equal to the number of whole RCN Share Units credited to the Participant's Account, plus an amount of cash in lieu of fractional RCN Share Units, or, as determined by the Administrator, cash having a value equal to the value of the Participant's Account.

                         7.2.  Form of Payment.  Cash shall be paid in a single
                               ---------------
sum payment and shares shall be issued, as elected by the Participant in the applicable Election Form, in a single payment or in substantially equal quarterly installments over ten years. The Administrator may accelerate any such installment for any reason, in its sole discretion.

                         7.3.  Payment following Death of Participant.
                               --------------------------------------
Notwithstanding the election made by the Participant under Section 5.5, as soon as administratively practicable following the death of a Participant, the Company shall issue to the Participant's beneficiary or beneficiaries (as designated in accordance with Section 5.9), a number of Shares equal to the number of Share Units credited to the Participant's Deferral Account and cash in lieu of fractional Share Units plus the amount of cash, if any, allocated to such Account at the time of such distribution, plus the value, in cash or stock, as determined by the Administrator, of CMI Share Units and RCN Share Units credited to the Participant's Distribution Account.

                         7.4.  Shares Subject to Distribution.  The Shares
                               ------------------------------
distributed under the Plan may be unissued shares or treasury shares, including Shares held in the Fund and Shares bought on the open market. Shares distributed under the Plan shall be validly issued, fully paid and non-assessable.

                    8.   Nonassignment. The rights and privileges
                         -------------
conferred under this Plan and any Shares issued under Section 6.1 for so long as such Shares remain subject to forfeiture pursuant to the terms of Section 6.2 shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such right or privilege or Shares (which Shares are subject to forfeiture) contrary to the provisions hereof, including the levy of any attachment or similar process thereon, shall be without effect.

                    9.   Incapacity of Recipient.  Any Shares or cash payable
                         -----------------------
under the Plan, including Shares distributable from escrow under Section 6.2, to a person who is under a legal disability may be made to or for the benefit of such person in such of the following ways as the Administrator shall determine:

                    9.1.  to such person;

                    9.2.  to the legal representative of such person;

                    9.3. to a near relative of such person to be used for such person's benefit; or

                    9.4. to pay the expenses of support, maintenance or education of such person.

     The Administrator shall not be required to see to the application by any third party of payments made pursuant to this Section.

               10.  Administration.  The Plan shall be administered by the
                    --------------
Company or by any person or entity to which the Board delegates administrative responsibilities under the Plan. The Administrator shall be responsible for and shall have sole discretion with respect to:

                    10.1. the maintenance of any records necessary in connection with the operation of the Plan;

                    10.2. calculating amounts to be credited to Participants' Deferral Accounts and Matching Accounts, and the amount of payments due to Participants and beneficiaries from such Accounts;

                    10.3.  interpreting the provisions of the Plan;

                    10.4. directing the Trustee to pay benefits out of the Fund; and

                    10.5. otherwise administering the Plan in accordance with its terms.

               11.  Claims Procedures.  At any time that the Administrator
                    -----------------
makes a determination adverse to a Participant or beneficiary with respect to a claim for benefits or participation under the Plan, the Administrator shall notify the claimant in writing of such determination, setting forth:

                    11.1.  the specific reason for such determination;

                    11.2. a reference to the specific provision or provisions of the Plan on which such determination is based;

                    11.3. a description of any additional material or information necessary to perfect the claim, and an explanation of the reason that such material is required; and

                    11.4. an explanation of the rights and procedures set -forth in this Section 10.

     A person who receives notice of an adverse determination by the Administrator with respect to a claim may request, within 60 days of receipt of such notice, that the Administrator review the previous determination. This request may be made on behalf of a claimant by a duly authorized representative. The claimant or representative may review pertinent documents and submit issues and comments with respect to the controversy to the Administrator. The Administrator shall render a decision within 60 days of receipt of a request for review, which decision shall be in writing and shall set forth the specific reasons for the decision reached and the specific provisions of the Plan on which the decision is based. A copy of the ruling shall be forwarded to the claimant.

               12.  Employee Benefit Plans.  The Plan shall not in any way
                    ----------------------
effect a Participant's right to participate in any pension, profit-sharing, incentive, thrift, group insurance, death benefit, stock option, termination pay or similar plans of the Company or any Affiliated Company, which are now in effect or may hereafter be adopted, to the extent that the Participant is entitled to participate under the applicable terms and provisions of such plans. Contributions and benefits under the Plan shall not be included in determining a Participant's benefits under any retirement plan qualified under section 401(a) of the Internal Revenue Code of 1986, as amended, in which such Participant may participate, except as may otherwise be provided in such other plan.

               13.  Amendment and Termination.
                    -------------------------

                    13.1. The Plan shall remain in effect until terminated by the Board. The Board shall have the power to amend or terminate the Plan at any time, and to freeze or suspend contributions to the Plan at any time, provided that the amendment or termination of the Plan shall not impair the rights of any Participant with respect to any amount credited to an Account at the time of amendment or termination without the Participant's consent. The Board may submit certain amendments to the shareholders for their approval in order to comply with Rule 16b-3, or for any other reason.

                    13.2. With the exception of the events described in Sections 5.3.1 and 5.3.2, in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may, in such manner as it may deem equitable, make such adjustments and take such actions in respect of Shares and Share Units hereunder as it deems appropriate, desirable or necessary.

               14.  Miscellaneous.
                    -------------

                    14.1. The existence of the Plan and the execution of an Election Form, and any actions undertaken thereunder, shall not confer upon tell Participant any right to continued employment by the Company or any Affiliated Company, CTE or CMI, as the case may be.

                    14.2. The Plan shall be administered under and in accordance with the laws of Delaware.

                    14.3. The terms of the Plan and the Election Forms and the decisions of the Administrator shall be binding upon the Company and all Affiliated Companies, their successors and assigns, and each Participant and his or her heirs and legal representatives.

                    14.4. Prior to any distribution of Shares to the Participant hereunder, the Participant and the Company shall enter into a mutually satisfactory arrangement to satisfy applicable federal, state, local or other tax withholding requirements with respect to the distribution.

     Any taxes imposed on a Participant shall be the sole responsibility of the Participant. Without limiting the generality of the foregoing, if any (contribution or payment under the Plan obligates the Company or an Affiliated Company, CTE or CMI, as the case may be, to deduct or withhold an amount for purposes of federal, state, local or other taxes, such obligation may be satisfied by (1) deducting such taxes from any contributions or payments made pursuant to the Plan or any cash compensation payable with respect to the Participant or (2) the remittance by the Participant of an amount equal to the amount required to be deducted or withheld prior to such contribution or payment, as determined by the Company or the Affiliated Company, RCN or CMI, as the case may be, in its sole discretion.

                    14.5.  Effect of Denial of Tax Treatment.  Pre-tax
                           ---------------------------------
Contributions under Section 5 and issuances of Shares under Section 6 are intended to be taxable to Participants no earlier than the time that Shares or other amounts ire distributed by the Trustee or the escrow agent, as the case may be. If, in the sole determination of the Administrator, taxation of any such amount to Participants is accelerated to any earlier time, the Administrator shall cause that number of Shares or other amounts to be distributed to Participants equal in value to the accelerated income.

                    14.6.  Section 16.  The Administrator may issue special
                           ----------
rules relating to participation by Employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

                              COMMONWEALTH TELEPHONE
                              ENTERPRISES INC.



                              By:______________________________________

                              Date:____________________________________